POWER OF ATTORNEY

 Know all by these presents that the undersigned

hereby constitutes and appoints each of Vernon G.

Baker, II and Barbara Novak, signing singly, the

undersigned's true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the

undersigned, in the undersigned's

capacity as a director and/or an executive

who is or may be considered to be an

officer (as defined for purposes of Section

16 of the Securities Exchange Act of 1934

(the Act) and the rules thereunder) of

Meritor, Inc. (the Company), Form ID and

Forms 3, 4 and 5 in accordance with

Section 16(a) of the Act and the rules

thereunder;

 (2) do and perform any and all acts for and

on behalf of the undersigned which may

be necessary or desirable to complete

and execute any such Form 3, 4 or 5 and

timely file such form with the United

States Securities and Exchange

Commission and any stock exchange or

similar authority; and

 (3) take any other action of any type

whatsoever in connection with the

foregoing which, in the opinion of such

attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by,

the undersigned, it being understood that

the documents executed by such

attorney-in-fact on behalf of the

undersigned pursuant to this Power of

Attorney shall be in such form and shall

contain such terms and conditions as

such attorney-in-fact may approve in such

attorney-in-fact's discretion.

 The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever

requisite, necessary or proper to be done in the exercise

of any of the rights and powers herein granted, as fully to

all intents and purposes as the undersigned might or

could do if personally present, with full power of

substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney

and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-

in-fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company

assuming, any of the undersigned's responsibilities to

comply with Section 16 of the Act and the rules

thereunder.

 This Power of Attorney shall remain in full force

and effect until the undersigned's filing of Forms 3, 4 and

5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company is no

longer either required or deemed advisable in the

opinion of the Company's General Counsel, unless

earlier revoked by the undersigned in a signed writing

delivered to the Company's Office of the Secretary for

distribution to each of the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed as of this

29th day of January, 2013.

Signature

_/s/ Brett Penzkofer____________________

Print Name: Brett Penzkofer